Long-Term Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Long-Term Debt

Note 8 – Long-Term Debt

Carrying amounts of long-term debt and related estimated fair values as of December 31, 2017 and December 31, 2016 are disclosed in the following table. Southwest’s revolving credit facility (including commercial paper) and the variable-rate Industrial Development Revenue Bonds (“IDRBs”) approximate their carrying values, as they are repaid quickly (in the case of credit facility borrowings) and have interest rates that reset frequently. These are categorized as Level 1 due to Southwest’s ability to access similar debt arrangements at measurement dates with comparable terms, including variable/market rates. The fair values of Southwest’s debentures, senior notes, and fixed-rate IDRBs were determined utilizing a market-based valuation approach, where fair values are determined based on evaluated pricing data, such as broker quotes and yields for similar securities adjusted for observable differences. Significant inputs used in the valuation generally include benchmark yield curves, credit ratings and issuer spreads. The external credit rating, coupon rate, and maturity of each security are considered in the valuation, as applicable. The fair values of debentures and fixed-rate IDRBs are categorized as Level 2 (observable market inputs based on market prices of similar securities). The Centuri secured revolving credit and term loan facility and Centuri other debt obligations (not actively traded) are categorized as Level 3, based on significant unobservable inputs to their fair values. Because Centuri’s debt is not publicly traded, fair values for the secured revolving credit and term loan facility and other debt obligations were based on a conventional discounted cash flow methodology and utilized current market pricing yield curves, across Centuri’s debt maturity spectrum, of other industrial bonds with an assumed credit rating comparable to the Company’s.

	December 31, 2017		December 31, 2016
	Carrying Amount	Market Value	Carrying Amount	Market Value
(Thousands of dollars)
Southwest Gas Corporation:
Debentures:
Notes, 4.45%, due 2020	$125,000	$129,273	$125,000	$129,703
Notes, 6.1%, due 2041	125,000	158,304	125,000	149,734
Notes, 3.875%, due 2022	250,000	256,163	250,000	254,900
Notes, 4.875%, due 2043	250,000	283,243	250,000	266,793
Notes, 3.8%, due 2046	300,000	302,970	300,000	283,029
8% Series, due 2026	75,000	96,063	75,000	94,691
Medium-term notes, 7.59% series, due 2017	—	—	25,000	25,040
Medium-term notes, 7.78% series, due 2022	25,000	28,714	25,000	29,290
Medium-term notes, 7.92% series, due 2027	25,000	31,542	25,000	31,905
Medium-term notes, 6.76% series, due 2027	7,500	8,882	7,500	8,769
Unamortized discount and debt issuance costs	(9,350)		(9,931)

	1,173,150		1,197,569

Revolving credit facility and commercial paper	150,000	150,000	5,000	5,000

Industrial development revenue bonds:
Variable-rate bonds:
Tax-exempt Series A, due 2028	50,000	50,000	50,000	50,000
2003 Series A, due 2038	50,000	50,000	50,000	50,000
2008 Series A, due 2038	50,000	50,000	50,000	50,000
2009 Series A, due 2039	50,000	50,000	50,000	50,000
Unamortized discount and debt issuance costs	(2,119)		(2,489)

	197,881		197,511

Less: current maturities	—		(25,000)

Long-term debt, less current maturities – Southwest Gas Corporation	$1,521,031		$1,375,080

Centuri:
Centuri term loan facility	199,578	207,588	$106,700	106,819
Unamortized debt issuance costs	(1,111)		(516)

	198,467		106,184
Centuri secured revolving credit facility	56,472	56,525	41,185	41,292
Centuri other debt obligations	47,952	48,183	52,635	52,840
Less: current maturities	(25,346)		(25,101)

Long-term debt, less current maturities – Centuri	$277,545		$174,903

Consolidated Southwest Gas Holdings, Inc.:
Southwest Gas Corporation long-term debt	$1,521,031		$1,400,080
Centuri long-term debt	302,891		200,004
Less: current maturities	(25,346)		(50,101)

Long-term debt, less current maturities – Southwest Gas Holdings, Inc.	$1,798,576		$1,549,983

In March 2017, Southwest amended its credit facility, increasing the borrowing capacity from $300 million to $400 million. Also, the facility was previously scheduled to expire in March 2021, but was extended to March 2022. Southwest continues to designate $150 million of capacity related to the facility as long-term debt and has designated the remaining $250 million for working capital purposes. Interest rates for the credit facility are calculated at either the London Interbank Offered Rate (“LIBOR”) or an “alternate base rate,” plus in each case an applicable margin that is determined based on the Southwest’s senior unsecured debt rating. At December 31, 2017, the applicable margin is 1% for loans bearing interest with reference to LIBOR and 0% for loans bearing interest with reference to the alternative base rate. At December 31, 2017, $150 million was outstanding on the long-term portion of the credit facility, $50 million of which was in commercial paper (see commercial paper program discussion below). The effective interest rate on the long-term portion of the credit facility was 2.34% at December 31, 2017. Borrowings under the credit facility ranged from none at various times throughout 2017 to a high of $348 million during the fourth quarter of 2017. With regard to the short-term portion of the credit facility, there were $191 million outstanding at December 31, 2017 and no borrowings outstanding at December 31, 2016. (See Note 9 – Short-Term Debt).

Southwest has a $50 million commercial paper program. Any issuance under the commercial paper program is supported by Southwest’s current revolving credit facility and, therefore, does not represent additional borrowing capacity. Any borrowing under the commercial paper program will be designated as long-term debt. Interest rates for the program are calculated at the then current commercial paper rate. At December 31, 2017, and as noted above, $50 million was outstanding under the commercial paper program.

In January 2017, Southwest repaid at maturity the $25 million 7.59% medium-term notes, using available cash on hand.

In November 2017, in association with the acquisition of a construction services-related business (refer to Note 19 – Acquisition of Construction Services Business), Centuri amended and restated its senior secured revolving credit and term loan facility, increasing the borrowing capacity from $300 million to $450 million. The line of credit portion of the facility increased to $250 million; amounts borrowed and repaid under the revolving credit facility are available to be re-borrowed. The term loan facility portion, which originally had a $150 million limit, was increased to a limit of approximately $200 million. The limit on the term loan facility was reached in November 2017. No further borrowing is permitted under the term loan facility. The $450 million credit and term loan facility expires in November 2022. The updated $450 million revolving credit and term loan facility continues to be secured by substantially all of Centuri’s assets except those explicitly excluded under the terms of the agreement (including owned real estate and certain certificated vehicles). Centuri assets securing the facility at December 31, 2017 totaled $614 million.

Interest rates for Centuri’s $450 million secured revolving credit and term loan facility are calculated at LIBOR, the Canadian Dealer Offered Rate (“CDOR”), or an alternate base rate or Canadian base rate, plus in each case an applicable margin that is determined based on Centuri’s consolidated leverage ratio. The applicable margin ranges from 1.00% to 2.25% for loans bearing interest with reference to LIBOR or CDOR and from 0.00% to 1.25% for loans bearing interest with reference to the alternate base rate or Canadian base rate. Centuri is also required to pay a commitment fee on the unfunded portion of the commitments based on their consolidated leverage ratio. The commitment fee ranges from 0.15% to 0.35% per annum. Borrowings under the secured revolving credit facility ranged from a low of $51 million during March 2017 to a high of $104 million during July 2017. At December 31, 2017 $256 million in borrowings were outstanding under the combined secured revolving credit and term loan facility. All amounts outstanding are considered long-term borrowings. The effective interest rate on the secured revolving credit and term loan facility was 3.54% at December 31, 2017.

The effective interest rates on Southwest’s variable-rate IDRBs are included in the table below:

	December 31, 2017	December 31, 2016
2003 Series A	2.44%	1.47%
2008 Series A	2.59%	1.53%
2009 Series A	2.40%	1.43%
Tax-exempt Series A	2.56%	1.51%

In Nevada, interest fluctuations due to changing interest rates on Southwest’s 2003 Series A, 2008 Series A, and 2009 Series A variable-rate IDRBs are tracked and recovered from ratepayers through an interest balancing account.

None of the Company’s debt instruments have credit triggers or other clauses that result in default if bond ratings are lowered by rating agencies. Certain debt instruments contain securities ratings covenants that, if set in motion, would increase financing costs. Certain debt instruments also have leverage ratio caps and minimum net worth requirements. At December 31, 2017, the Company is in compliance with all of its covenants. Under the most restrictive of the covenants, approximately $2.1 billion in additional debt could be issued while still meeting the leverage ratio requirement. Relating to the minimum net worth requirement, as of December 31, 2017, there is at least $1 billion of cushion in equity. No specific dividend restrictions exist under the collective covenants.

At December 31, 2017, Southwest is in compliance with all of its covenants. Under the most restrictive of the covenants, approximately $2 billion in additional debt could be issued while still meeting the leverage ratio requirement. Relating to the minimum net worth requirement, as of December 31, 2017, there is at least $1 billion of cushion in equity. No specific dividend restrictions exist under the collective covenants.

Certain Centuri debt instruments have leverage ratio caps and fixed charge ratio coverage requirements. At December 31, 2017, Centuri is in compliance with all of its covenants. Under the most restrictive of the covenants, Centuri could issue over $69 million in additional debt and meet the leverage ratio requirement. Centuri has at least $28 million of cushion relating to the minimum fixed charge ratio coverage requirement. Centuri’s revolving credit and term loan facility is secured by underlying assets of the construction services segment. Centuri’s covenants limit its ability to provide cash dividends to Southwest Gas Holdings, Inc., its parent. The dividend restriction is equal to a maximum of 50% of its rolling twelve-month consolidated net income.

Estimated maturities of long-term debt for the next five years are (in thousands):

	Southwest	Centuri	Total
2018	$—	$25,346	$25,346
2019	—	26,707	26,707
2020	125,000	27,955	152,955
2021	—	25,140	25,140
2022	425,000	194,577	619,577